UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2018

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Amarin Corporation plc (the “Company”) held its annual shareholders meeting (the “Annual Meeting”) on May 14, 2018. There were approximately 293,584,140 ordinary shares entitled to vote at the Annual Meeting based on the April 18, 2018 record date, of which approximately 293,217,685 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) which, in turn, each represent one ordinary share. Of the ordinary shares entitled to vote, 200,359,979 shares, or approximately 68.2%, were present and voting in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of at least two shareholders who held shares as of April 18, 2018 would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2018. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

(1)	Ordinary resolution to re-elect Mr. John Thero as a director:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,483,006	1,492,023	1,727,248	118,657,702

(2)	Ordinary resolution to re-elect Mr. Patrick O’Sullivan as a director:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,875,210	1,924,624	1,902,443	118,657,702

The terms of the following directors continued after the meeting: Dr. Lars Ekman, Mr. Jan van Heek, Ms. Kristine Peterson, Mr. David Stack and Mr. Joseph S. Zakrzewski.

(3)	A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,803,899	3,044,116	1,854,262	118,657,702

(4)	An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for 2018 and U.K. statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration:

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,431,053	3,263,072	6,665,854	0

*    *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer